Exhibit 99.3

Financial Supplement

Fourth Quarter and Full Year 2019

The information in this Financial Supplement is preliminary and based on company data available at the time of the earnings presentation. It speaks only as of the particular date or dates included in the accompanying pages. The Company does not undertake an obligation to, and disclaims any duty to, update any of the information provided. Any forward-looking statements in this Financial Supplement are subject to the forward-looking statements language contained in the Company’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which can be found on the SEC’s website (www.sec.gov) or on the Company’s website (www.citizensbank.com). The Company’s future financial performance is subject to the risks and uncertainties described in its SEC filings.

CONSOLIDATED FINANCIAL HIGHLIGHTS

(in millions, except share, per-share and ratio data)

	QUARTERLY TRENDS											FULL YEAR
						4Q19 Change								2019 Change
	4Q19	3Q19	2Q19	1Q19	4Q18	3Q19			4Q18			2019	2018	2018
						$/bps		%	$/bps		%			$/bps		%
SELECTED OPERATING DATA
Total revenue	$1,637	$1,638	$1,628	$1,588	$1,593	($1)		—%	$44		3%	$6,491	$6,128	$363		6%
Noninterest expense	986	973	951	937	951	13		1	35		4	3,847	3,619	228		6

Profit before provision for credit losses	651	665	677	651	642	(14)		(2)	9		1	2,644	2,509	135		5
Provision for credit losses	110	101	97	85	85	9		9	25		29	393	326	67		21
NET INCOME	450	449	453	439	465	1		—	(15)		(3)	1,791	1,721	70		4
Net income, Underlying[1]	454	453	458	443	474	1		—	(20)		(4)	1,808	1,737	71		4
Net income available to common stockholders	427	432	435	424	450	(5)		(1)	(23)		(5)	1,718	1,692	26		2
Net income available to common stockholders, Underlying[1]	431	436	440	428	459	(5)		(1)	(28)		(6)	1,735	1,708	27		2
PER COMMON SHARE DATA
Basic earnings	$0.98	$0.97	$0.95	$0.92	$0.96	$0.01		1%	$0.02		2%	$3.82	$3.54	$0.28		8%
Diluted earnings	0.98	0.97	0.95	0.92	0.96	0.01		1	0.02		2	3.81	3.52	0.29		8
Basic earnings, Underlying[1]	0.99	0.98	0.96	0.93	0.98	0.01		1	0.01		1	3.86	3.57	0.29		8
Diluted earnings, Underlying[1]	0.99	0.98	0.96	0.93	0.98	0.01		1	0.01		1	3.84	3.56	0.28		8
Cash dividends declared and paid per common share	0.36	0.36	0.32	0.32	0.27	—		—	0.09		33	1.36	0.98	0.38		39
Book value per common share	47.63	46.67	45.61	44.24	42.87	0.96		2	4.76		11	47.63	42.87	4.76		11
Tangible book value per common share	32.08	31.48	30.88	29.60	28.73	0.60		2	3.35		12	32.08	28.73	3.35		12
Dividend payout ratio	37%	37%	34%	35%	28%	—	bps		900	bps		36%	28%	800	bps
Dividend payout ratio, Underlying[1]	36	37	33	34	27	(100	) bps		900	bps		35	27	800	bps
COMMON SHARES OUTSTANDING
Average: Basic	434,684,606	445,703,987	458,154,335	460,713,172	467,338,825	(11,019,381)		(2%)	(32,654,219)		(7%)	449,731,453	478,822,072	(29,090,619)		(6%)
Diluted	436,500,829	447,134,595	459,304,224	462,520,680	469,103,134	(10,633,766)		(2)	(32,602,305)		(7)	451,213,701	480,430,741	(29,217,040)		(6)
Common shares at period-end	433,121,083	443,913,525	457,903,826	461,116,723	466,007,984	(10,792,442)		(2)	(32,886,901)		(7)	433,121,083	466,007,984	(32,886,901)		(7)
SHARE PRICE
High	$40.92	$38.06	$36.89	$37.73	$39.69	$2.86		8%	$1.23		3%	$40.92	$48.23	($7.31)		(15%)
Low	32.47	31.34	32.36	29.26	27.62	1.13		4	4.85		18	29.26	27.62	1.64		6
Close	40.61	35.37	35.36	32.50	29.73	5.24		15	10.88		37	40.61	29.73	10.88		37
Market capitalization	17,589	15,701	16,191	14,986	13,854	1,888		12	3,735		27	17,589	13,854	3,735		27
SEGMENT NET INCOME
Consumer Banking	$209	$251	$213	$202	$193	($42)		(17%)	$16		8%	$875	$767	$108		14%
Commercial Banking	231	196	216	227	241	35		18	(10)		(4)	870	927	(57)		(6)
Other	10	2	24	10	31	8		NM	(21)		(68)	46	27	19		70

NET INCOME	$450	$449	$453	$439	$465	$1		—%	($15)		(3%)	$1,791	$1,721	$70		4%

[1]	These are non-GAAP financial measures. For further information on these measures, refer to “Key Performance Metrics, Non-GAAP Financial Measures and Reconciliations” at the end of this document.

CONSOLIDATED FINANCIAL HIGHLIGHTS, CONTINUED

(in millions, except ratio and headcount data)

	QUARTERLY TRENDS											FULL YEAR
						4Q19 Change								2019 Change
	4Q19	3Q19	2Q19	1Q19	4Q18	3Q19			4Q18			2019	2018	2018
						$/bps		%	$/bps		%			$/bps		%
FINANCIAL RATIOS
Net interest margin[1]	3.04%	3.10%	3.20%	3.23%	3.23%	(6	) bps		(19	) bps		3.14%	3.21%	(7	) bps
Net interest margin, FTE[2]	3.06	3.12	3.21	3.25	3.25	(6	) bps		(19	) bps		3.16	3.22	(6	) bps
Return on average common equity	8.30	8.35	8.54	8.62	9.16	(5	) bps		(86	) bps		8.45	8.62	(17	) bps
Return on average common equity, Underlying[3]	8.36	8.45	8.63	8.71	9.33	(9	) bps		(97	) bps		8.53	8.69	(16	) bps
Return on average tangible common equity	12.39	12.44	12.75	13.00	13.85	(5	) bps		(146	) bps		12.64	12.94	(30	) bps
Return on average tangible common equity, Underlying[3]	12.49	12.58	12.89	13.12	14.11	(9	) bps		(162	) bps		12.76	13.06	(30	) bps
Return on average total assets	1.08	1.10	1.13	1.11	1.17	(2	) bps		(9	) bps		1.10	1.11	(1	) bps
Return on average total assets, Underlying[3]	1.09	1.11	1.14	1.12	1.19	(2	) bps		(10	) bps		1.11	1.12	(1	) bps
Return on average total tangible assets	1.13	1.15	1.17	1.16	1.22	(2	) bps		(9	) bps		1.15	1.16	(1	) bps
Return on average total tangible assets, Underlying[3]	1.14	1.16	1.19	1.17	1.24	(2	) bps		(10	) bps		1.16	1.17	(1	) bps
Effective income tax rate	16.76	20.46	21.86	22.42	16.45	(370	) bps		31	bps		20.43	21.16	(73	) bps
Effective income tax rate, Underlying[3]	21.52	22.29	21.89	22.44	21.91	(77	) bps		(39	) bps		22.03	22.55	(52	) bps
Efficiency ratio	60.28	59.40	58.41	59.00	59.69	88	bps		59	bps		59.28	59.06	22	bps
Efficiency ratio, Underlying[3]	58.02	58.22	58.02	58.67	56.70	(20	) bps		132	bps		58.23	58.13	10	bps
Noninterest income as a % of total revenue	30%	30%	28%	27%	26%	—	bps		400	bps		29%	26%	300	bps
Noninterest income as a % of total revenue, Underlying[3]	30%	30%	28%	27%	27%	—	bps		300	bps		29%	26%	300	bps
CAPITAL RATIOS - PERIOD-END (PRELIMINARY)
CET1 capital ratio	10.0%	10.3%	10.5%	10.5%	10.6%
Tier 1 capital ratio	11.1	11.1	11.3	11.3	11.3
Total capital ratio	13.0	13.0	13.4	13.4	13.3
Tier 1 leverage ratio	10.0	9.9	10.1	10.0	10.0
SELECTED BALANCE SHEET DATA (PERIOD-END)
Total assets	$165,733	$164,362	$162,749	$161,342	$160,518	$1,371		1%	$5,215		3%	$165,733	$160,518	$5,215		3%
Loans and leases:
Commercial	57,538	56,733	56,963	57,689	56,783	805		1	755		1	57,538	56,783	755		1
Retail	61,550	61,147	59,875	59,926	59,877	403		1	1,673		3	61,550	59,877	1,673		3

Total loans and leases	119,088	117,880	116,838	117,615	116,660	1,208		1	2,428		2	119,088	116,660	2,428		2
Deposits	125,313	124,714	124,004	123,916	119,575	599		—	5,738		5	125,313	119,575	5,738		5
Long-term borrowed funds[4]	14,047	12,806	11,538	11,725	15,925	1,241		10	(1,878)		(12)	14,047	15,925	(1,878)		(12)
Total stockholders’ equity	22,201	21,851	22,017	21,531	20,817	350		2	1,384		7	22,201	20,817	1,384		7
Loans-to-deposits ratio (period-end balances)	95.03%	94.52%	94.22%	94.92%	97.56%	51	bps		(253	) bps		95.03%	97.56%	(253	) bps
Loans-to-deposits ratio (average balances)	94.63	94.62	95.64	97.70	98.41	1	bps		(378	) bps		95.62	97.94	(232	) bps
Full-time equivalent colleagues	17,997	18,116	18,207	18,078	18,140	(119)		(1)	(143)		(1)	17,997	18,140	(143)		(1)

[1]

Beginning in the first quarter of 2019, we changed the method of calculating our net interest margin to equal net interest income, annualized based on the number of days in the period, divided by average total interest-earning assets. Prior periods have been adjusted to conform with the current period presentation.

[2]

Net interest income and net interest margin is presented on a fully taxable-equivalent (“FTE”) basis using the federal statutory tax rate of 21%. The FTE impact is predominantly attributable to commercial loans for the periods presented.

[3]	These are non-GAAP financial measures. For further information on these measures, refer to “Key Performance Metrics, Non-GAAP Financial Measures and Reconciliations” at the end of this document.
[4]

Beginning in the first quarter of 2019, borrowed funds balances and the associated interest expense are based on original maturity. Prior periods have been adjusted to conform with the current period presentation.

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)

(in millions)

	QUARTERLY TRENDS									FULL YEAR
						4Q19 Change						2019 Change
	4Q19	3Q19	2Q19	1Q19	4Q18	3Q19		4Q18		2019	2018	2018
						$	%	$	%			$	%
INTEREST INCOME
Interest and fees on loans and leases	$1,312	$1,356	$1,392	$1,381	$1,347	($44)	(3%)	($35)	(3%)	$5,441	$5,010	$431	9%
Interest and fees on loans held for sale	18	19	15	11	14	(1)	(5)	4	29	63	37	26	70
Interest and fees on other loans held for sale	5	2	2	4	1	3	150	4	NM	13	10	3	30
Investment securities	159	153	164	166	172	6	4	(13)	(8)	642	672	(30)	(4)
Interest-bearing deposits in banks	7	8	7	8	8	(1)	(13)	(1)	(13)	30	29	1	3

Total interest income	1,501	1,538	1,580	1,570	1,542	(37)	(2)	(41)	(3)	6,189	5,758	431	7

INTEREST EXPENSE
Deposits	263	297	308	287	245	(34)	(11)	18	7	1,155	785	370	47
Federal funds purchased and securities sold under agreements to repurchase	1	2	3	2	2	(1)	(50)	(1)	(50)	8	6	2	33
Other short-term borrowed funds[1]	1	—	1	—	2	1	100	(1)	(50)	2	9	(7)	(78)
Long-term borrowed funds[1]	93	94	102	121	121	(1)	(1)	(28)	(23)	410	426	(16)	(4)

Total interest expense	358	393	414	410	370	(35)	(9)	(12)	(3)	1,575	1,226	349	28

Net interest income	1,143	1,145	1,166	1,160	1,172	(2)	—	(29)	(2)	4,614	4,532	82	2

NONINTEREST INCOME
Service charges and fees	128	128	126	123	131	—	—	(3)	(2)	505	513	(8)	(2)
Mortgage banking fees	80	117	62	43	51	(37)	(32)	29	57	302	152	150	99
Card fees	64	67	64	59	62	(3)	(4)	2	3	254	244	10	4
Capital markets fees	66	39	57	54	45	27	69	21	47	216	179	37	21
Trust and investment services fees	52	50	53	47	43	2	4	9	21	202	171	31	18
Foreign exchange and interest rate products	49	35	35	36	34	14	40	15	44	155	126	29	23
Letter of credit and loan fees	35	34	33	33	34	1	3	1	3	135	128	7	5
Securities gains, net	4	3	4	8	6	1	33	(2)	(33)	19	19	—	—
Other income	16	20	28	25	15	(4)	(20)	1	7	89	64	25	39

Total noninterest income	494	493	462	428	421	1	—	73	17	1,877	1,596	281	18

TOTAL REVENUE	1,637	1,638	1,628	1,588	1,593	(1)	—	44	3	6,491	6,128	363	6
Provision for credit losses	110	101	97	85	85	9	9	25	29	393	326	67	21
NONINTEREST EXPENSE
Salaries and employee benefits	502	508	507	509	483	(6)	(1)	19	4	2,026	1,880	146	8
Equipment and software expense[2]	133	130	126	125	124	3	2	9	7	514	464	50	11
Outside services	142	128	118	110	135	14	11	7	5	498	447	51	11
Occupancy	88	80	82	83	92	8	10	(4)	(4)	333	333	—	—
Other operating expense	121	127	118	110	117	(6)	(5)	4	3	476	495	(19)	(4)

Total noninterest expense	986	973	951	937	951	13	1	35	4	3,847	3,619	228	6

Income before income tax expense	541	564	580	566	557	(23)	(4)	(16)	(3)	2,251	2,183	68	3
Income tax expense	91	115	127	127	92	(24)	(21)	(1)	(1)	460	462	(2)	—

Net income	$450	$449	$453	$439	$465	$1	—%	($15)	(3%)	$1,791	$1,721	$70	4%

Net income, Underlying[3]	$454	$453	$458	$443	$474	$1	—%	($20)	(4%)	$1,808	$1,737	$71	4%

Net income available to common stockholders	$427	$432	$435	$424	$450	($5)	(1%)	($23)	(5%)	$1,718	$1,692	$26	2%

Net income available to common stockholders, Underlying[3]	$431	$436	$440	$428	$459	($5)	(1%)	($28)	(6%)	$1,735	$1,708	$27	2%

[1]

Beginning in the first quarter of 2019, borrowed funds balances and the associated interest expense are based on original maturity. Prior periods have been adjusted to conform with the current period presentation.

[2]

Beginning in the first quarter of 2019, we combined our presentation of equipment expense and amortization of software into equipment and software expense. Prior periods have been adjusted to conform with the current period presentation.

[3]	These are non-GAAP financial measures. For further information on these measures, refer to “Key Performance Metrics, Non-GAAP Financial Measures and Reconciliations” at the end of this document.

CONSOLIDATED BALANCE SHEETS (unaudited)

(in millions)

PERIOD-END BALANCES	AS OF					DECEMBER 31, 2019 CHANGE
	Dec 31, 2019	Sept 30, 2019	June 30, 2019	Mar 31, 2019	Dec 31, 2018	September 30, 2019		December 31, 2018
						$	%	$	%
ASSETS
Cash and due from banks	$1,175	$1,638	$996	$923	$1,081	($463)	(28%)	$94	9%
Interest-bearing cash and due from banks	2,211	2,204	2,039	1,513	2,993	7	—	(782)	(26)
Interest-bearing deposits in banks	297	158	186	167	148	139	88	149	101
Debt securities available for sale, at fair value	20,613	21,502	21,698	21,504	19,895	(889)	(4)	718	4
Debt securities held to maturity	3,202	3,319	3,447	3,345	4,165	(117)	(4)	(963)	(23)
Equity securities, at fair value	47	47	47	198	181	—	—	(134)	(74)
Equity securities, at cost	807	734	706	604	834	73	10	(27)	(3)
Loans held for sale, at fair value	1,946	1,993	1,750	1,186	1,219	(47)	(2)	727	60
Other loans held for sale	1,384	22	455	66	101	1,362	NM	1,283	NM
Loans and leases	119,088	117,880	116,838	117,615	116,660	1,208	1	2,428	2
Less: Allowance for loan and lease losses	(1,252)	(1,263)	(1,227)	(1,245)	(1,242)	11	1	(10)	(1)

Net loans and leases	117,836	116,617	115,611	116,370	115,418	1,219	1	2,418	2
Derivative assets	807	1,027	833	465	317	(220)	(21)	490	155
Premises and equipment	761	747	740	746	791	14	2	(30)	(4)
Bank-owned life insurance	1,725	1,720	1,711	1,705	1,698	5	—	27	2
Goodwill	7,044	7,044	7,040	7,040	6,923	—	—	121	2
Due from broker	—	257	249	92	—	(257)	(100)	—	—
Other assets	5,878	5,333	5,241	5,418	4,754	545	10	1,124	24

TOTAL ASSETS	$165,733	$164,362	$162,749	$161,342	$160,518	$1,371	1%	$5,215	3%

LIABILITIES AND STOCKHOLDERS’ EQUITY
LIABILITIES
Deposits:
Noninterest-bearing	$29,233	$29,939	$28,192	$28,383	$29,458	($706)	(2%)	($225)	(1%)
Interest-bearing	96,080	94,775	95,812	95,533	90,117	1,305	1	5,963	7

Total deposits	125,313	124,714	124,004	123,916	119,575	599	—	5,738	5
Federal funds purchased and securities sold under agreements to repurchase[1]	265	867	1,132	668	1,156	(602)	(69)	(891)	(77)
Other short-term borrowed funds[2]	9	210	309	11	161	(201)	(96)	(152)	(94)
Derivative liabilities	120	161	106	173	292	(41)	(25)	(172)	(59)
Deferred taxes, net	866	752	767	676	573	114	15	293	51
Long-term borrowed funds[2]	14,047	12,806	11,538	11,725	15,925	1,241	10	(1,878)	(12)
Due to broker	—	206	257	93	—	(206)	(100)	—	—
Other liabilities	2,912	2,795	2,619	2,549	2,019	117	4	893	44

TOTAL LIABILITIES	143,532	142,511	140,732	139,811	139,701	1,021	1	3,831	3
STOCKHOLDERS’ EQUITY
Preferred stock:
$25.00 par value, 100,000,000 shares authorized for each of the periods presented	1,570	1,133	1,133	1,132	840	437	39	730	87
Common stock:
$0.01 par value, 1,000,000,000 shares authorized for each of the periods presented	6	6	6	6	6	—	—	—	—
Additional paid-in capital	18,891	18,876	18,860	18,847	18,815	15	—	76	—
Retained earnings	6,498	6,229	5,959	5,672	5,385	269	4	1,113	21
Treasury stock, at cost	(4,353)	(3,953)	(3,453)	(3,333)	(3,133)	(400)	(10)	(1,220)	(39)
Accumulated other comprehensive loss	(411)	(440)	(488)	(793)	(1,096)	29	7	685	63

TOTAL STOCKHOLDERS’ EQUITY	22,201	21,851	22,017	21,531	20,817	350	2	1,384	7

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$165,733	$164,362	$162,749	$161,342	$160,518	$1,371	1%	$5,215	3%

Memo: Total tangible common equity	$13,893	$13,976	$14,141	$13,649	$13,389	($83)	(1%)	$504	4%

[1]	Balances are net of certain short-term receivables associated with reverse repurchase agreements.
[2]

Beginning in the first quarter of 2019, borrowed funds balances and the associated interest expense are based on original maturity. Prior periods have been adjusted to conform with the current period presentation.

LOANS AND DEPOSITS

(in millions)

PERIOD-END BALANCES	AS OF					DECEMBER 31, 2019 CHANGE
	Dec 31, 2019	Sept 30, 2019	June 30, 2019	Mar 31, 2019	Dec 31, 2018	Sept 30, 2019		December 31, 2018
						$	%	$	%
LOANS AND LEASES
Commercial	$41,479	$41,356	$41,156	$41,497	$40,857	$123	—%	$622	2%
Commercial real estate	13,522	12,820	13,123	13,372	13,023	702	5	499	4
Leases	2,537	2,557	2,684	2,820	2,903	(20)	(1)	(366)	(13)

Total commercial loans and leases	57,538	56,733	56,963	57,689	56,783	805	1	755	1

Residential mortgages	19,083	19,699	19,192	19,174	18,978	(616)	(3)	105	1
Home equity loans	812	876	938	1,006	1,073	(64)	(7)	(261)	(24)
Home equity lines of credit	11,979	12,148	12,266	12,394	12,710	(169)	(1)	(731)	(6)
Home equity loans serviced by others	289	318	348	375	399	(29)	(9)	(110)	(28)
Home equity lines of credit serviced by others	74	81	88	95	104	(7)	(9)	(30)	(29)
Automobile	12,120	12,070	12,000	11,992	12,106	50	—	14	—
Education	10,347	9,729	9,305	9,274	8,900	618	6	1,447	16
Credit card	2,198	2,133	2,046	1,982	1,991	65	3	207	10
Other retail	4,648	4,093	3,692	3,634	3,616	555	14	1,032	29

Total retail loans	61,550	61,147	59,875	59,926	59,877	403	1	1,673	3

Total loans and leases	$119,088	$117,880	$116,838	$117,615	$116,660	$1,208	1%	$2,428	2%

Loans held for sale, at fair value	1,946	1,993	1,750	1,186	1,219	(47)	(2)	727	60
Other loans held for sale	1,384	22	455	66	101	1,362	NM	1,283	NM

Loans and leases and loans held for sale	$122,418	$119,895	$119,043	$118,867	$117,980	$2,523	2%	$4,438	4%

DEPOSITS
Demand	$29,233	$29,939	$28,192	$28,383	$29,458	($706)	(2%)	($225)	(1%)
Checking with interest	24,840	24,403	25,021	23,482	23,067	437	2	1,773	8
Regular savings	13,779	13,479	13,495	13,239	12,007	300	2	1,772	15
Money market accounts	38,725	36,826	35,329	35,972	35,701	1,899	5	3,024	8
Term deposits	18,736	20,067	21,967	22,840	19,342	(1,331)	(7)	(606)	(3)

Total deposits	$125,313	$124,714	$124,004	$123,916	$119,575	$599	—%	$5,738	5%

AVERAGE BALANCE SHEETS

(in millions)

	QUARTERLY TRENDS									FULL YEAR
						4Q19 Change						2019 Change
	4Q19	3Q19	2Q19	1Q19	4Q18	3Q19		4Q18		2019	2018	2018
						$	%	$	%			$	%
ASSETS
Interest-bearing cash and due from banks and deposits in banks	$1,970	$1,474	$1,229	$1,497	$1,467	$496	34%	$503	34%	$1,544	$1,579	($35)	(2%)

Taxable investment securities	25,305	25,635	25,620	25,136	25,081	(330)	(1)	224	1	25,425	25,233	192	1
Non-taxable investment securities	5	5	5	5	5	—	—	—	—	5	6	(1)	(17)

Total investment securities	25,310	25,640	25,625	25,141	25,086	(330)	(1)	224	1	25,430	25,239	191	1

Investment securities and interest-bearing deposits	27,280	27,114	26,854	26,638	26,553	166	1	727	3	26,974	26,818	156	1

Commercial	42,012	41,476	41,755	41,562	40,472	536	1	1,540	4	41,702	39,363	2,339	6
Commercial real estate	13,103	12,892	13,379	13,272	12,900	211	2	203	2	13,160	12,299	861	7
Leases	2,546	2,615	2,745	2,873	2,938	(69)	(3)	(392)	(13)	2,694	3,038	(344)	(11)

Total commercial loans and leases	57,661	56,983	57,879	57,707	56,310	678	1	1,351	2	57,556	54,700	2,856	5

Residential mortgages	19,495	19,405	19,232	19,094	18,713	90	—	782	4	19,308	17,883	1,425	8
Home equity loans	843	906	971	1,039	1,101	(63)	(7)	(258)	(23)	939	1,215	(276)	(23)
Home equity lines of credit	12,045	12,182	12,332	12,552	12,790	(137)	(1)	(745)	(6)	12,276	13,043	(767)	(6)
Home equity loans serviced by others	301	330	359	385	411	(29)	(9)	(110)	(27)	343	463	(120)	(26)
Home equity lines of credit serviced by others	76	83	92	99	108	(7)	(8)	(32)	(30)	87	124	(37)	(30)
Automobile	12,099	12,036	11,984	12,070	12,179	63	1	(80)	(1)	12,047	12,555	(508)	(4)
Education	9,888	9,459	9,235	9,069	8,801	429	5	1,087	12	9,415	8,486	929	11
Credit cards	2,188	2,103	2,041	1,998	1,973	85	4	215	11	2,083	1,891	192	10
Other retail	4,309	3,770	3,658	3,636	3,507	539	14	802	23	3,846	3,113	733	24

Total retail loans	61,244	60,274	59,904	59,942	59,583	970	2	1,661	3	60,344	58,773	1,571	3

Total loans and leases	118,905	117,257	117,783	117,649	115,893	1,648	1	3,012	3	117,900	113,473	4,427	4
Loans held for sale, at fair value	2,209	1,970	1,528	1,035	1,245	239	12	964	77	1,689	844	845	100
Other loans held for sale	517	134	158	191	79	383	NM	438	NM	251	164	87	53

Total interest-earning assets	148,911	146,475	146,323	145,513	143,770	2,436	2	5,141	4	146,814	141,299	5,515	4
Allowance for loan and lease losses	(1,260)	(1,226)	(1,247)	(1,243)	(1,241)	(34)	(3)	(19)	(2)	(1,244)	(1,245)	1	—
Goodwill	7,044	7,044	7,040	7,018	6,946	—	—	98	1	7,036	6,912	124	2
Other noninterest-earning assets	9,951	9,817	9,373	9,127	8,257	134	1	1,694	21	9,570	7,587	1,983	26

TOTAL ASSETS	$164,646	$162,110	$161,489	$160,415	$157,732	$2,536	2%	$6,914	4%	$162,176	$154,553	$7,623	5%

LIABILITIES AND STOCKHOLDERS’ EQUITY
LIABILITIES
Checking with interest	$23,545	$23,422	$23,919	$22,987	$21,792	$123	1%	$1,753	8%	$23,470	$21,856	$1,614	7%
Money market accounts	38,809	37,161	35,228	35,209	35,929	1,648	4	2,880	8	36,613	36,497	116	—
Regular savings	13,582	13,442	13,324	12,626	11,220	140	1	2,362	21	13,247	10,238	3,009	29
Term deposits	19,788	20,951	22,292	21,127	19,000	(1,163)	(6)	788	4	21,035	18,035	3,000	17

Total interest-bearing deposits	95,724	94,976	94,763	91,949	87,941	748	1	7,783	9	94,365	86,626	7,739	9
Federal funds purchased and securities sold under agreements to repurchase[1]	456	487	818	640	821	(31)	(6)	(365)	(44)	599	654	(55)	(8)
Other short-term borrowed funds[2]	48	113	45	58	341	(65)	(58)	(293)	(86)	66	467	(401)	(86)
Long-term borrowed funds[2]	12,830	12,134	12,386	14,736	15,573	696	6	(2,743)	(18)	13,014	14,796	(1,782)	(12)

Total borrowed funds	13,334	12,734	13,249	15,434	16,735	600	5	(3,401)	(20)	13,679	15,917	(2,238)	(14)

Total interest-bearing liabilities	109,058	107,710	108,012	107,383	104,676	1,348	1	4,382	4	108,044	102,543	5,501	5
Total demand deposits	29,928	28,945	28,389	28,465	29,824	983	3	104	—	28,936	29,231	(295)	(1)
Other liabilities	3,819	3,789	3,536	3,584	2,948	30	1	871	30	3,683	2,651	1,032	39

TOTAL LIABILITIES	142,805	140,444	139,937	139,432	137,448	2,361	2	5,357	4	140,663	134,425	6,238	5

STOCKHOLDERS’ EQUITY	21,841	21,666	21,552	20,983	20,284	175	1	1,557	8	21,513	20,128	1,385	7

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$164,646	$162,110	$161,489	$160,415	$157,732	$2,536	2%	$6,914	4%	$162,176	$154,553	$7,623	5%

Memo: Total loans and leases, including loans held for sale	$121,631	$119,361	$119,469	$118,875	$117,217	$2,270	2%	$4,414	4%	$119,840	$114,481	$5,359	5%
Total deposits (interest-bearing and demand)	$125,652	$123,921	$123,152	$120,414	$117,765	$1,731	1%	$7,887	7%	$123,301	$115,857	$7,444	6%
Total average tangible common equity	$13,660	$13,788	$13,670	$13,233	$12,907	($128)	(1%)	$753	6%	$13,589	$13,078	$511	4%

[1]	Balances are net of certain short-term receivables associated with reverse repurchase agreements.
[2]

Beginning in the first quarter of 2019, borrowed funds balances and the associated interest expense are based on original maturity. Prior periods have been adjusted to conform with the current period presentation.

AVERAGE ANNUALIZED YIELDS AND RATES

(in millions, except rates)

	QUARTERLY TRENDS										FULL YEAR
	4Q19		3Q19		2Q19		1Q19		4Q18		2019		2018
	Rate	Income/Expense	Rate	Income/Expense	Rate	Income/Expense	Rate	Income/Expense	Rate	Income/Expense	Rate	Income/Expense	Rate	Income/Expense
INTEREST-EARNING ASSETS
Interest-bearing cash and due from banks and deposits in banks	1.49%	$7	2.09%	$8	2.16%	$7	2.19%	$8	2.05%	$8	1.94%	$30	1.82%	$29

Taxable investment securities	2.47	159	2.38	153	2.56	164	2.64	166	2.73	172	2.51	642	2.66	672
Non-taxable investment securities	2.60	—	2.60	—	2.60	—	2.60	—	2.60	—	2.60	—	2.60	—

Total investment securities	2.47	159	2.38	153	2.56	164	2.64	166	2.73	172	2.51	642	2.66	672

Investment securities and interest-bearing deposits		166		161		171		174		180		672		701

Commercial	3.95	424	4.17	442	4.45	471	4.43	460	4.25	440	4.25	1,797	4.06	1,621
Commercial real estate	4.26	142	4.70	155	4.91	166	4.98	165	4.77	157	4.71	628	4.47	557
Leases	2.77	18	2.85	19	2.89	19	2.85	21	2.81	20	2.84	77	2.71	82

Total commercial loans and leases	3.97	584	4.23	616	4.48	656	4.48	646	4.30	617	4.29	2,502	4.08	2,260

Residential mortgages	3.40	165	3.53	171	3.65	176	3.67	175	3.67	171	3.56	687	3.60	644
Home equity loans	6.11	13	6.21	14	6.01	14	6.05	16	6.09	17	6.09	57	5.91	72
Home equity lines of credit	4.55	138	5.08	156	5.15	158	5.13	159	4.91	158	4.98	611	4.54	592
Home equity loans serviced by others	8.07	6	8.48	7	7.67	7	7.75	7	7.48	8	7.98	27	7.36	34
Home equity lines of credit serviced by others	5.39	2	4.56	1	5.27	1	4.97	1	4.56	1	5.04	5	4.23	5
Automobile	4.32	132	4.25	129	4.19	125	4.04	120	3.90	119	4.20	506	3.68	461
Education	5.76	143	5.89	141	5.97	137	5.99	134	5.87	130	5.89	555	5.74	487
Credit cards	9.53	53	9.93	53	10.26	52	10.76	53	10.51	52	10.10	211	10.68	202
Other retail	6.97	76	7.25	68	7.11	66	7.83	70	8.17	74	7.27	280	8.09	253

Total retail loans	4.72	728	4.88	740	4.92	736	4.96	735	4.87	730	4.87	2,939	4.68	2,750

Total loans and leases	4.36	1,312	4.56	1,356	4.71	1,392	4.72	1,381	4.59	1,347	4.59	5,441	4.39	5,010
Loans held for sale, at fair value	3.38	18	3.71	19	3.93	15	4.35	11	4.59	14	3.74	63	4.38	37
Other loans held for sale	3.89	5	6.42	2	5.67	2	7.03	4	5.13	1	5.10	13	6.18	10

Total interest-earning assets	3.98	1,501	4.15	1,538	4.30	1,580	4.34	1,570	4.24	1,542	4.19	6,189	4.05	5,758
INTEREST-BEARING LIABILITIES
Checking with interest	0.71	42	0.88	52	0.96	57	0.91	52	0.75	42	0.87	203	0.63	138
Money market accounts	1.12	110	1.24	116	1.30	114	1.26	110	1.14	104	1.23	450	0.94	343
Regular savings	0.52	17	0.59	20	0.62	21	0.56	17	0.35	10	0.57	75	0.15	15
Term deposits	1.88	94	2.05	109	2.09	116	2.08	108	1.88	89	2.03	427	1.61	289

Total interest-bearing deposits	1.09	263	1.24	297	1.30	308	1.27	287	1.10	245	1.22	1,155	0.91	785
Federal funds purchased and securities sold under agreements to repurchase[1]	0.96	1	1.19	2	1.76	3	1.24	2	1.27	2	1.36	8	0.94	6
Other short-term borrowed funds[2]	2.16	1	2.46	—	2.66	1	2.75	—	2.58	2	2.50	2	2.10	9
Long-term borrowed funds[2]	2.91	93	3.07	94	3.30	102	3.27	121	3.07	121	3.14	410	2.86	426

Total borrowed funds	2.84	95	3.00	96	3.20	106	3.18	123	2.98	125	3.06	420	2.76	441

Total interest-bearing liabilities	1.30	358	1.45	393	1.54	414	1.54	410	1.40	370	1.46	1,575	1.19	1,226
INTEREST RATE SPREAD	2.68		2.70		2.77		2.80		2.84		2.73		2.86

NET INTEREST MARGIN AND NET INTEREST INCOME[3]	3.04%	$1,143	3.10%	$1,145	3.20%	$1,166	3.23%	$1,160	3.23%	$1,172	3.14%	$4,614	3.21%	$4,532

NET INTEREST MARGIN AND NET INTEREST INCOME, FTE[4]	3.06%	$1,147	3.12%	$1,150	3.21%	$1,172	3.25%	$1,166	3.25%	$1,177	3.16%	$4,635	3.22%	$4,554
Memo: Total deposit costs	0.83%	$263	0.95%	$297	1.00%	$308	0.97%	$287	0.82%	$245	0.94%	$1,155	0.68%	$785

[1]	Balances are net of certain short-term receivables associated with reverse repurchase agreements; interest expense includes the full cost of the repurchase agreements and certain hedging costs.
[2]

Beginning in the first quarter of 2019, borrowed funds balances and the associated interest expense are based on original maturity. Prior periods have been adjusted to conform with the current period presentation.

[3]

Beginning in the first quarter of 2019, we changed the method of calculating our net interest margin to equal net interest income, annualized based on the number of days in the period, divided by average total interest-earning assets. Prior periods have been adjusted to conform with the current period presentation.

[4]

Net interest income and net interest margin is presented on a fully taxable-equivalent (“FTE”) basis using the federal statutory tax rate of 21%. The FTE impact is predominantly attributable to commercial loans for the periods presented.

SEGMENT FINANCIAL HIGHLIGHTS - CONSOLIDATING

(in millions, except ratio data)

	FOURTH QUARTER 2019				THIRD QUARTER 2019				CHANGE
									4Q19 from 3Q19
	Consumer Banking	Commercial Banking	Other[1]	Consolidated	Consumer Banking	Commercial Banking	Other[1]	Consolidated	$/bps		%
Net interest income	$796	$363	($16)	$1,143	$799	$360	($14)	$1,145	($2)		—%
Noninterest income	296	175	23	494	336	133	24	493	1		—

Total revenue	1,092	538	7	1,637	1,135	493	10	1,638	(1)		—
Noninterest expense	718	219	49	986	718	213	42	973	13		1

Profit (loss) before provision for credit losses	374	319	(42)	651	417	280	(32)	665	(14)		(2)
Provision for credit losses	97	24	(11)	110	83	27	(9)	101	9		9

Income (loss) before income tax expense (benefit)	277	295	(31)	541	334	253	(23)	564	(23)		(4)
Income tax expense (benefit)	68	64	(41)	91	83	57	(25)	115	(24)		(21)

Net income	$209	$231	$10	$450	$251	$196	$2	$449	$1		—%

AVERAGE BALANCES
Total assets	$68,069	$56,407	$40,170	$164,646	$66,365	$55,614	$40,131	$162,110	$2,536		2%
Total loans and leases[2]	65,157	54,523	1,951	121,631	63,553	53,814	1,994	119,361	2,270		2
Deposits	85,477	32,715	7,460	125,652	85,595	31,491	6,835	123,921	1,731		1
Interest-earning assets	65,208	54,905	28,798	148,911	63,605	54,087	28,783	146,475	2,436		2
KEY METRICS
Net interest margin	4.85%	2.62%	NM	3.04%	4.99%	2.64%	NM	3.10%	(6	) bps
Efficiency ratio	65.74	40.60	NM	60.28	63.28	43.35	NM	59.40	88	bps
Loans-to-deposits ratio (period-end balances)	74.15	165.24	NM	95.03	73.61	163.62	NM	94.52	51	bps
Loans-to-deposits ratio (average balances)	73.37	165.80	NM	94.63	72.11	170.01	NM	94.62	1	bps
Return on average total tangible assets	1.22	1.63	NM	1.13	1.50	1.40	NM	1.15	(2	) bps

[1]

Includes the financial impact of non-core, liquidating loan portfolios and other non-core assets, our treasury activities, wholesale funding activities, securities portfolio, community development assets and other unallocated assets, liabilities, capital, revenues, provision for credit losses, expenses and income tax expense, not attributed to our Consumer Banking or Commercial Banking segments.

[2]	Includes loans held for sale.

SEGMENT FINANCIAL HIGHLIGHTS - CONSOLIDATING, CONTINUED

(in millions, except ratio data)

	FOURTH QUARTER 2019				FOURTH QUARTER 2018				CHANGE
									4Q19 from 4Q18
	Consumer Banking	Commercial Banking	Other[1]	Consolidated	Consumer Banking	Commercial Banking	Other[1]	Consolidated	$/bps		%
Net interest income	$796	$363	($16)	$1,143	$796	$384	($8)	$1,172	($29)		(2%)
Noninterest income	296	175	23	494	265	140	16	421	73		17

Total revenue	1,092	538	7	1,637	1,061	524	8	1,593	44		3
Noninterest expense	718	219	49	986	723	203	25	951	35		4

Profit (loss) before provision for credit losses	374	319	(42)	651	338	321	(17)	642	9		1
Provision for credit losses	97	24	(11)	110	80	7	(2)	85	25		29

Income (loss) before income tax expense (benefit)	277	295	(31)	541	258	314	(15)	557	(16)		(3)
Income tax expense (benefit)	68	64	(41)	91	65	73	(46)	92	(1)		(1)

Net income	$209	$231	$10	$450	$193	$241	$31	$465	($15)		(3%)

AVERAGE BALANCES
Total assets	$68,069	$56,407	$40,170	$164,646	$64,187	$53,970	$39,575	$157,732	$6,914		4%
Total loans and leases[2]	65,157	54,523	1,951	121,631	61,920	52,963	2,334	117,217	4,414		4
Deposits	85,477	32,715	7,460	125,652	79,174	30,608	7,983	117,765	7,887		7
Interest-earning assets	65,208	54,905	28,798	148,911	61,975	53,221	28,574	143,770	5,141		4
KEY METRICS
Net interest margin[3]	4.85%	2.62%	NM	3.04%	5.09%	2.86%	NM	3.23%	(19	) bps
Efficiency ratio	65.74	40.60	NM	60.28	68.22	38.73	NM	59.69	59	bps
Loans-to-deposits ratio (period-end balances)	74.15	165.24	NM	95.03	76.02	172.27	NM	97.56	(253	) bps
Loans-to-deposits ratio (average balances)	73.37	165.80	NM	94.63	76.91	172.07	NM	98.41	(378	) bps
Return on average total tangible assets	1.22	1.63	NM	1.13	1.19	1.78	NM	1.22	(9	) bps

[1]

Includes the financial impact of non-core, liquidating loan portfolios and other non-core assets, our treasury activities, wholesale funding activities, securities portfolio, community development assets and other unallocated assets, liabilities, capital, revenues, provision for credit losses, expenses and income tax expense, not attributed to our Consumer Banking or Commercial Banking segments.

[2]	Includes loans held for sale.
[3]

Beginning in the first quarter of 2019, we changed the method of calculating our net interest margin to equal net interest income, annualized based on the number of days in the period, divided by average total interest-earning assets. Prior periods have been adjusted to conform with the current period presentation.

SEGMENT FINANCIAL HIGHLIGHTS - CONSOLIDATING, CONTINUED

(in millions, except ratio data)

	FULL YEAR 2019				FULL YEAR 2018				CHANGE
									2019 from 2018
	Consumer Banking	Commercial Banking	Other[1]	Consolidated	Consumer Banking	Commercial Banking	Other[1]	Consolidated	$/bps		%
Net interest income	$3,182	$1,466	($34)	$4,614	$3,064	$1,497	($29)	$4,532	$82		2%
Noninterest income	1,156	607	114	1,877	973	545	78	1,596	281		18

Total revenue	4,338	2,073	80	6,491	4,037	2,042	49	6,128	363		6
Noninterest expense	2,851	858	138	3,847	2,723	813	83	3,619	228		6

Profit (loss) before provision for credit losses	1,487	1,215	(58)	2,644	1,314	1,229	(34)	2,509	135		5
Provision for credit losses	325	97	(29)	393	289	26	11	326	67		21

Income (loss) before income tax expense (benefit)	1,162	1,118	(29)	2,251	1,025	1,203	(45)	2,183	68		3
Income tax expense (benefit)	287	248	(75)	460	258	276	(72)	462	(2)		—

Net income	$875	$870	$46	$1,791	$767	$927	$27	$1,721	$70		4%

AVERAGE BALANCES
Total assets	$66,240	$55,947	$39,989	$162,176	$62,444	$52,362	$39,747	$154,553	$7,623		5%
Total loans and leases[2]	63,396	54,355	2,089	119,840	60,691	51,344	2,446	114,481	5,359		5
Deposits	84,835	31,085	7,381	123,301	77,542	30,704	7,611	115,857	7,444		6
Interest-earning assets	63,449	54,666	28,699	146,814	60,743	51,572	28,984	141,299	5,515		4
KEY METRICS
Net interest margin[3]	5.02%	2.68%	NM	3.14%	5.04%	2.90%	NM	3.21%	(7	) bps
Efficiency ratio	65.72	41.38	NM	59.28	67.47	39.80	NM	59.06	22	bps
Loans-to-deposits ratio (period-end balances)	74.15	165.24	NM	95.03	76.02	172.27	NM	97.56	(253	) bps
Loans-to-deposits ratio (average balances)	72.81	173.85	NM	95.62	77.42	166.09	NM	97.94	(232	) bps
Return on average total tangible assets	1.32	1.56	NM	1.15	1.23	1.77	NM	1.16	(1	) bps

[1]

Includes the financial impact of non-core, liquidating loan portfolios and other non-core assets, our treasury activities, wholesale funding activities, securities portfolio, community development assets and other unallocated assets, liabilities, capital, revenues, provision for credit losses, expenses and income tax expense, not attributed to our Consumer Banking or Commercial Banking segments.

[2]	Includes loans held for sale.
[3]

Beginning in the first quarter of 2019, we changed the method of calculating our net interest margin to equal net interest income, annualized based on the number of days in the period, divided by average total interest-earning assets. Prior periods have been adjusted to conform with the current period presentation.

SEGMENT FINANCIAL HIGHLIGHTS - CONSUMER BANKING

(in millions, except ratio data)

	QUARTERLY TRENDS											FULL YEAR
CONSUMER BANKING						4Q19 Change								2019 Change
	4Q19	3Q19	2Q19	1Q19	4Q18	3Q19			4Q18			2019	2018	2018
						$/bps		%	$/bps		%			$/bps		%
Net interest income	$796	$799	$799	$788	$796	($3)		—%	$—		—%	$3,182	$3,064	$118		4%
Noninterest income	296	336	277	247	265	(40)		(12)	31		12	1,156	973	183		19

Total revenue	1,092	1,135	1,076	1,035	1,061	(43)		(4)	31		3	4,338	4,037	301		7
Noninterest expense	718	718	715	700	723	—		—	(5)		(1)	2,851	2,723	128		5

Profit before provision for credit losses	374	417	361	335	338	(43)		(10)	36		11	1,487	1,314	173		13
Provision for credit losses	97	83	78	67	80	14		17	17		21	325	289	36		12

Income before income tax expense	277	334	283	268	258	(57)		(17)	19		7	1,162	1,025	137		13
Income tax expense	68	83	70	66	65	(15)		(18)	3		5	287	258	29		11

Net income	$209	$251	$213	$202	$193	($42)		(17%)	$16		8%	$875	$767	$108		14%

AVERAGE BALANCES
Total assets	$68,069	$66,365	$65,485	$65,007	$64,187	$1,704		3%	$3,882		6%	$66,240	$62,444	$3,796		6%
Total loans and leases[1]	65,157	63,553	62,678	62,163	61,920	1,604		3	3,237		5	63,396	60,691	2,705		4
Deposits	85,477	85,595	85,660	82,569	79,174	(118)		—	6,303		8	84,835	77,542	7,293		9
Interest-earning assets	65,208	63,605	62,731	62,216	61,975	1,603		3	3,233		5	63,449	60,743	2,706		4
KEY METRICS
Net interest margin	4.85%	4.99%	5.11%	5.14%	5.09%	(14	) bps		(24	) bps		5.02%	5.04%	(2	) bps
Efficiency ratio	65.74	63.28	66.43	67.62	68.22	246	bps		(248	) bps		65.72	67.47	(175	) bps
Loans-to-deposits ratio (period-end balances)	74.15	73.61	71.13	71.17	76.02	54	bps		(187	) bps		74.15	76.02	(187	) bps
Loans-to-deposits ratio (average balances)	73.37	72.11	71.57	74.27	76.91	126	bps		(354	) bps		72.81	77.42	(461	) bps
Return on average total tangible assets	1.22	1.50	1.31	1.26	1.19	(28	) bps		3	bps		1.32	1.23	9	bps

[1]	Includes loans held for sale.

SEGMENT FINANCIAL HIGHLIGHTS - CONSUMER BANKING, CONTINUED

(in millions, except ratio data)

	QUARTERLY TRENDS											FULL YEAR
						4Q19 Change								2019 Change
	4Q19	3Q19	2Q19	1Q19	4Q18	3Q19			4Q18			2019	2018	2018
						$/bps		%	$/bps		%			$/bps		%
MORTGAGE BANKING FEES
Production revenue	$61	$80	$49	$31	$29	($19)		(24%)	$32		110%	$221	$93	$128		138%
Mortgage servicing revenue	16	12	9	14	21	4		33	(5)		(24)	51	53	(2)		(4)
MSR valuation changes, net of hedge impact	4	25	4	(2)	6	(21)		(84)	(2)		(33)	31	11	20		182

Total mortgage banking fees	$81	$117	$62	$43	$56	($36)		(31%)	$25		45%	$303	$157	$146		93%

Gain on sale of secondary originations	0.98%	1.40%	1.13%	1.28%	0.82%	(42	) bps		16	bps		1.18%	1.10%	8	bps

RESIDENTIAL REAL ESTATE ORIGINATIONS
Retail	$3,196	$2,771	$2,115	$1,313	$1,693	$425		15%	$1,503		89%	$9,395	$6,728	$2,667		40%
Third Party	5,750	5,080	3,921	2,260	2,880	670		13	2,870		100	17,011	5,058	11,953		236

Total	$8,946	$7,851	$6,036	$3,573	$4,573	$1,095		14%	$4,373		96%	$26,406	$11,786	$14,620		124%

Originated for sale	80%	80%	81%	81%	80%	—	bps		—	bps		80%	68%	1,200	bps
Originated for investment	20	20	19	19	20	—	bps		—	bps		20	32	(1,200	) bps

Total	100%	100%	100%	100%	100%							100%	100%

MORTGAGE SERVICING INFORMATION (UPB)
Loans serviced for others	$77,526	$74,610	$72,518	$70,847	$69,593	$2,916		4%	$7,933		11%	$77,526	$69,593	$7,933		11%
Owned loans serviced	20,831	19,969	19,258	18,437	18,298	862		4	2,533		14	20,831	18,298	2,533		14

Total	$98,357	$94,579	$91,776	$89,284	$87,891	$3,778		4%	$10,466		12%	$98,357	$87,891	$10,466		12%

MSR CARRYING VALUE
MSR at fair value	$642	$510	$531	$563	$600	$132		26%	$42		7%	$642	$600	$42		7%
MSR at lower of cost or market	182	177	189	212	221	5		3	(39)		(18)	182	221	(39)		(18)

Total	$824	$687	$720	$775	$821	$137		20%	$3		—%	$824	$821	$3		—%

SEGMENT FINANCIAL HIGHLIGHTS - COMMERCIAL BANKING

(in millions, except ratio data)

	QUARTERLY TRENDS											FULL YEAR
COMMERCIAL BANKING						4Q19 Change								2019 Change
	4Q19	3Q19	2Q19	1Q19	4Q18	3Q19			4Q18			2019	2018	2018
						$/bps		%	$/bps		%			$/bps		%
Net interest income	$363	$360	$371	$372	$384	$3		1%	($21)		(5%)	$1,466	$1,497	($31)		(2%)
Noninterest income	175	133	149	150	140	42		32	35		25	607	545	62		11

Total revenue	538	493	520	522	524	45		9	14		3	2,073	2,042	31		2
Noninterest expense	219	213	217	209	203	6		3	16		8	858	813	45		6

Profit before provision for credit losses	319	280	303	313	321	39		14	(2)		(1)	1,215	1,229	(14)		(1)
Provision for credit losses	24	27	25	21	7	(3)		(11)	17		243	97	26	71		NM

Income before income tax expense	295	253	278	292	314	42		17	(19)		(6)	1,118	1,203	(85)		(7)
Income tax expense	64	57	62	65	73	7		12	(9)		(12)	248	276	(28)		(10)

Net income	$231	$196	$216	$227	$241	$35		18%	($10)		(4%)	$870	$927	($57)		(6%)

AVERAGE BALANCES
Total assets	$56,407	$55,614	$56,135	$55,630	$53,970	$793		1%	$2,437		5%	$55,947	$52,362	$3,585		7%
Total loans and leases[1]	54,523	53,814	54,653	54,436	52,963	709		1	1,560		3	54,355	51,344	3,011		6
Deposits	32,715	31,491	30,273	29,823	30,608	1,224		4	2,107		7	31,085	30,704	381		1
Interest-earning assets	54,905	54,087	54,950	54,724	53,221	818		2	1,684		3	54,666	51,572	3,094		6
KEY METRICS
Net interest margin	2.62%	2.64%	2.71%	2.76%	2.86%	(2	) bps		(24	) bps		2.68%	2.90%	(22	) bps
Efficiency ratio	40.60	43.35	41.58	40.11	38.73	(275	) bps		187	bps		41.38	39.80	158	bps
Loans-to-deposits ratio (period-end balances)	165.24	163.62	173.48	180.53	172.27	162	bps		(703	) bps		165.24	172.27	(703	) bps
Loans-to-deposits ratio (average balances)	165.80	170.01	179.49	181.23	172.07	(421	) bps		(627	) bps		173.85	166.09	776	bps
Return on average total tangible assets	1.63	1.40	1.54	1.66	1.78	23	bps		(15	) bps		1.56	1.77	(21	) bps

[1]	Includes loans held for sale.

SEGMENT FINANCIAL HIGHLIGHTS - OTHER

(in millions)

	QUARTERLY TRENDS									FULL YEAR
OTHER[1]						4Q19 Change						2019 Change
	4Q19	3Q19	2Q19	1Q19	4Q18	3Q19		4Q18		2019	2018	2018
						$	%	$	%			$	%
Net interest income	($16)	($14)	($4)	$—	($8)	($2)	(14%)	($8)	(100%)	($34)	($29)	($5)	(17%)
Noninterest income	23	24	36	31	16	(1)	(4)	7	44	114	78	36	46

Total revenue	7	10	32	31	8	(3)	(30)	(1)	(13)	80	49	31	63
Noninterest expense	49	42	19	28	25	7	17	24	96	138	83	55	66

(Loss) profit before provision for credit losses	(42)	(32)	13	3	(17)	(10)	(31)	(25)	(147)	(58)	(34)	(24)	(71)
Provision for credit losses	(11)	(9)	(6)	(3)	(2)	(2)	(22)	(9)	NM	(29)	11	(40)	NM

(Loss) income before income tax benefit	(31)	(23)	19	6	(15)	(8)	(35)	(16)	(107)	(29)	(45)	16	36
Income tax benefit	(41)	(25)	(5)	(4)	(46)	(16)	(64)	5	11	(75)	(72)	(3)	(4)

Net income	$10	$2	$24	$10	$31	$8	NM	($21)	(68%)	$46	$27	$19	70%

AVERAGE BALANCES
Total assets	$40,170	$40,131	$39,869	$39,778	$39,575	$39	—%	$595	2%	$39,989	$39,747	$242	1%
Total loans and leases[2]	1,951	1,994	2,138	2,276	2,334	(43)	(2)	(383)	(16)	2,089	2,446	(357)	(15)
Deposits	7,460	6,835	7,219	8,022	7,983	625	9	(523)	(7)	7,381	7,611	(230)	(3)
Interest-earning assets	28,798	28,783	28,642	28,573	28,574	15	—	224	1	28,699	28,984	(285)	(1)

[1]

Includes the financial impact of non-core, liquidating loan portfolios and other non-core assets, our treasury activities, wholesale funding activities, securities portfolio, community development assets and other unallocated assets, liabilities, capital, revenues, provision for credit losses, expenses and income tax expense, not attributed to our Consumer Banking or Commercial Banking segments.

[2]	Includes loans held for sale.

CREDIT-RELATED INFORMATION

(in millions, except ratio data)

	AS OF					DECEMBER 31, 2019 CHANGE
	Dec 31, 2019	Sept 30, 2019	June 30, 2019	Mar 31, 2019	Dec 31, 2018	Sept 30, 2019			Dec 31, 2018
						$/bps		%	$/bps		%
NONPERFORMING ASSETS
Commercial	$240	$228	$198	$208	$194	$12		5%	$46		24%
Commercial real estate	2	49	4	4	7	(47)		(96)	(5)		(71)
Leases	3	4	17	—	—	(1)		(25)	3		100

Total commercial loans and leases	245	281	219	212	201	(36)		(13)	44		22
Residential mortgages[1]	93	91	98	102	105	2		2	(12)		(11)
Home equity loans	33	36	38	42	50	(3)		(8)	(17)		(34)
Home equity lines of credit	187	184	210	217	231	3		2	(44)		(19)
Home equity loans serviced by others	14	14	16	15	17	—		—	(3)		(18)
Home equity lines of credit serviced by others	12	13	14	14	15	(1)		(8)	(3)		(20)
Automobile	67	69	62	70	81	(2)		(3)	(14)		(17)
Education	18	17	40	43	38	1		6	(20)		(53)
Credit card	22	21	20	22	20	1		5	2		10
Other retail	12	11	10	7	8	1		9	4		50

Total retail loans	458	456	508	532	565	2		—	(107)		(19)

Nonperforming loans and leases	703	737	727	744	766	(34)		(5)	(63)		(8)

Other nonperforming assets - Retail	45	40	32	34	34	5		13	11		32

Nonperforming assets	$748	$777	$759	$778	$800	($29)		(4%)	($52)		(7%)

NONPERFORMING ASSETS BY PRODUCT
Commercial	$245	$281	$219	$212	$201	($36)		(13%)	$44		22%
Retail	503	496	540	566	599	7		1	(96)		(16)

Total nonperforming assets	$748	$777	$759	$778	$800	($29)		(4%)	($52)		(7%)

ASSET QUALITY RATIOS
Allowance for loan and lease losses to loans and leases	1.05%	1.07%	1.05%	1.06%	1.06%	(2	) bps		(1	) bps
Allowance for loan and lease losses to nonperforming loans and leases	177.99	171.39	168.80	167.36	162.20	660			1,579
Nonperforming loans and leases to loans and leases	0.59	0.63	0.62	0.63	0.66	(4)			(7)
Nonperforming assets to total assets	0.45	0.47	0.47	0.48	0.50	(2)			(5)

[1]

Beginning in the fourth quarter of 2019, nonperforming balances exclude both fully and partially guaranteed residential mortgage loans sold to Ginnie Mae for which the Company has the right, but not the obligation, to repurchase. Prior periods have been adjusted to exclude partially guaranteed amounts to conform with the current period presentation.

CREDIT-RELATED INFORMATION, CONTINUED

(in millions)

	QUARTERLY TRENDS									FULL YEAR
						4Q19 Change						2019 Change
	4Q19	3Q19	2Q19	1Q19	4Q18	3Q19		4Q18		2019	2018	2018
						$	%	$	%			$	%
CHARGE-OFFS, RECOVERIES AND RELATED RATIOS
GROSS CHARGE-OFFS
Commercial	$24	$20	$40	$3	$17	$4	20%	$7	41%	$87	$48	$39	81%
Commercial real estate	9	10	—	20	—	(1)	(10)	9	100	39	4	35	NM
Leases	1	5	5	3	—	(4)	(80)	1	100	14	—	14	100

Total commercial loans and leases	34	35	45	26	17	(1)	(3)	17	100	140	52	88	169
Residential mortgages	2	2	2	2	2	—	—	—	—	8	8	—	—
Home equity loans	—	1	3	1	1	(1)	(100)	(1)	(100)	5	6	(1)	(17)
Home equity lines of credit	7	7	7	5	6	—	—	1	17	26	26	—	—
Home equity loans serviced by others	2	2	1	1	3	—	—	(1)	(33)	6	9	(3)	(33)
Home equity lines of credit serviced by others	1	1	—	—	1	—	—	—	—	2	4	(2)	(50)
Automobile	38	37	30	38	37	1	3	1	3	143	158	(15)	(9)
Education	20	18	18	16	17	2	11	3	18	72	68	4	6
Credit card	21	20	21	19	17	1	5	4	24	81	68	13	19
Other retail	37	36	29	30	30	1	3	7	23	132	95	37	39

Total retail loans	128	124	111	112	114	4	3	14	12	475	442	33	7

Total gross charge-offs	$162	$159	$156	$138	$131	$3	2%	$31	24%	$615	$494	$121	24%

GROSS RECOVERIES
Commercial	$7	$3	$12	$2	$6	$4	133%	$1	17%	$24	$15	$9	60%
Commercial real estate	—	—	—	—	3	—	—	(3)	(100)	—	4	(4)	(100)
Leases	—	—	—	—	—	—	—	—	—	—	—	—	—

Total commercial loans and leases	7	3	12	2	9	4	133	(2)	(22)	24	19	5	26
Residential mortgages	1	1	2	5	1	—	—	—	—	9	5	4	80
Home equity loans	2	2	2	4	2	—	—	—	—	10	11	(1)	(9)
Home equity lines of credit	3	5	4	9	4	(2)	(40)	(1)	(25)	21	16	5	31
Home equity loans serviced by others	4	4	3	3	4	—	—	—	—	14	15	(1)	(7)
Home equity lines of credit serviced by others	1	1	1	1	2	—	—	(1)	(50)	4	7	(3)	(43)
Automobile	11	15	16	15	15	(4)	(27)	(4)	(27)	57	67	(10)	(15)
Education	4	4	4	4	4	—	—	—	—	16	16	—	—
Credit card	3	2	2	2	2	1	50	1	50	9	8	1	13
Other retail	4	9	4	4	3	(5)	(56)	1	33	21	13	8	62

Total retail loans	33	43	38	47	37	(10)	(23)	(4)	(11)	161	158	3	2

Total gross recoveries	$40	$46	$50	$49	$46	($6)	(13%)	($6)	(13%)	$185	$177	$8	5%

NET CHARGE-OFFS (RECOVERIES)
Commercial	$17	$17	$28	$1	$11	$—	—%	$6	55%	$63	$33	$30	91%
Commercial real estate	9	10	—	20	(3)	(1)	(10)	12	NM	39	—	39	100
Leases	1	5	5	3	—	(4)	(80)	1	100	14	—	14	100

Total commercial loans and leases	27	32	33	24	8	(5)	(16)	19	238	116	33	83	NM
Residential mortgages	1	1	—	(3)	1	—	—	—	—	(1)	3	(4)	NM
Home equity loans	(2)	(1)	1	(3)	(1)	(1)	(100)	(1)	(100)	(5)	(5)	—	—
Home equity lines of credit	4	2	3	(4)	2	2	100	2	100	5	10	(5)	(50)
Home equity loans serviced by others	(2)	(2)	(2)	(2)	(1)	—	—	(1)	(100)	(8)	(6)	(2)	(33)
Home equity lines of credit serviced by others	—	—	(1)	(1)	(1)	—	—	1	100	(2)	(3)	1	33
Automobile	27	22	14	23	22	5	23	5	23	86	91	(5)	(5)
Education	16	14	14	12	13	2	14	3	23	56	52	4	8
Credit card	18	18	19	17	15	—	—	3	20	72	60	12	20
Other retail	33	27	25	26	27	6	22	6	22	111	82	29	35

Total retail loans	95	81	73	65	77	14	17	18	23	314	284	30	11

Total net charge-offs	$122	$113	$106	$89	$85	$9	8%	$37	44%	$430	$317	$113	36%

CREDIT-RELATED INFORMATION, CONTINUED

(in millions, except rates)

	QUARTERLY TRENDS									FULL YEAR
						4Q19 Change						2019 Change
	4Q19	3Q19	2Q19	1Q19	4Q18	3Q19		4Q18		2019	2018	2018
						$/bps	%	$/bps	%			$/bps	%
ANNUALIZED NET CHARGE-OFF (RECOVERY) RATES
Commercial	0.16%	0.16%	0.27%	0.01%	0.11%	— bps		5 bps		0.15%	0.08%	7 bps
Commercial real estate	0.26	0.31	—	0.62	(0.11)	(5) bps		37 bps		0.29	—	29 bps
Leases	0.19	0.80	0.72	0.42	—	(61) bps		19 bps		0.53	—	53 bps
Total commercial loans and leases	0.19	0.22	0.23	0.17	0.05	(3) bps		14 bps		0.20	0.06	14 bps
Residential mortgages	0.02	0.01	0.01	(0.07)	0.01	1 bps		1 bps		—	0.01	(1) bps
Home equity loans	(0.67)	(0.59)	0.33	(1.32)	(0.21)	(8) bps		(46) bps		(0.57)	(0.34)	(23) bps
Home equity lines of credit	0.13	0.08	0.07	(0.11)	0.07	5 bps		6 bps		0.04	0.08	(4) bps
Home equity loans serviced by others	(2.34)	(2.91)	(2.26)	(1.70)	(1.45)	57 bps		(89) bps		(2.28)	(1.38)	(90) bps
Home equity lines of credit serviced by others	0.27	(1.37)	(3.07)	(2.52)	(3.87)	164 bps		414 bps		(1.78)	(2.81)	103 bps
Automobile	0.85	0.74	0.49	0.77	0.71	11 bps		14 bps		0.71	0.73	(2) bps
Education	0.65	0.58	0.62	0.51	0.59	7 bps		6 bps		0.59	0.61	(2) bps
Credit card	3.35	3.35	3.71	3.33	3.09	— bps		26 bps		3.43	3.18	25 bps
Other retail	2.96	2.93	2.78	2.91	3.07	3 bps		(11) bps		2.90	2.63	27 bps
Total retail loans	0.61	0.53	0.49	0.44	0.51	8 bps		10 bps		0.52	0.48	4 bps
Total loans and leases	0.41%	0.38%	0.36%	0.31%	0.29%	3 bps		12 bps		0.36%	0.28%	8 bps
Memo: Average loans
Commercial	$42,012	$41,476	$41,755	$41,562	$40,472	$536	1%	$1,540	4%	$41,702	$39,363	$2,339	6%
Commercial real estate	13,103	12,892	13,379	13,272	12,900	211	2	203	2	13,160	12,299	861	7
Leases	2,546	2,615	2,745	2,873	2,938	(69)	(3)	(392)	(13)	2,694	3,038	(344)	(11)

Total commercial loans and leases	57,661	56,983	57,879	57,707	56,310	678	1	1,351	2	57,556	54,700	2,856	5
Residential mortgages	19,495	19,405	19,232	19,094	18,713	90	—	782	4	19,308	17,883	1,425	8
Home equity loans	843	906	971	1,039	1,101	(63)	(7)	(258)	(23)	939	1,215	(276)	(23)
Home equity lines of credit	12,045	12,182	12,332	12,552	12,790	(137)	(1)	(745)	(6)	12,276	13,043	(767)	(6)
Home equity loans serviced by others	301	330	359	385	411	(29)	(9)	(110)	(27)	343	463	(120)	(26)
Home equity lines of credit serviced by others	76	83	92	99	108	(7)	(8)	(32)	(30)	87	124	(37)	(30)
Automobile	12,099	12,036	11,984	12,070	12,179	63	1	(80)	(1)	12,047	12,555	(508)	(4)
Education	9,888	9,459	9,235	9,069	8,801	429	5	1,087	12	9,415	8,486	929	11
Credit card	2,188	2,103	2,041	1,998	1,973	85	4	215	11	2,083	1,891	192	10
Other retail	4,309	3,770	3,658	3,636	3,507	539	14	802	23	3,846	3,113	733	24

Total retail loans	61,244	60,274	59,904	59,942	59,583	970	2	1,661	3	60,344	58,773	1,571	3

Total loans and leases	$118,905	$117,257	$117,783	$117,649	$115,893	$1,648	1%	$3,012	3%	$117,900	$113,473	$4,427	4%

CREDIT-RELATED INFORMATION, CONTINUED

(in millions)

	QUARTERLY TRENDS									FULL YEAR
						4Q19 Change						2019 Change
	4Q19	3Q19	2Q19	1Q19	4Q18	3Q19		4Q18		2019	2018	2018
						$	%	$	%			$	%
SUMMARY OF CHANGES IN THE COMPONENTS OF THE ALLOWANCE FOR CREDIT LOSSES
Allowance for loan and lease losses - beginning	$1,263	$1,227	$1,245	$1,242	$1,242	$36	3%	$21	2%	$1,242	$1,236	$6	—%
Charge-offs:
Commercial	34	35	45	26	17	(1)	(3)	17	100	140	52	88	169
Retail	128	124	111	112	114	4	3	14	12	475	442	33	7

Total charge-offs	162	159	156	138	131	3	2	31	24	615	494	121	24
Recoveries:
Commercial	7	3	12	2	9	4	133	(2)	(22)	24	19	5	26
Retail	33	43	38	47	37	(10)	(23)	(4)	(11)	161	158	3	2

Total recoveries	40	46	50	49	46	(6)	(13)	(6)	(13)	185	177	8	5

Net charge-offs	122	113	106	89	85	9	8	37	44	430	317	113	36
Provision for loan and lease losses:
Commercial	(11)	64	22	25	(9)	(75)	NM	(2)	(22)	100	38	62	163
Retail	122	85	66	67	94	37	44	28	30	340	285	55	19

Total provision for loan and lease losses	111	149	88	92	85	(38)	(26)	26	31	440	323	117	36

Allowance for loan and lease losses - ending	$1,252	$1,263	$1,227	$1,245	$1,242	($11)	(1%)	$10	1%	$1,252	$1,242	$10	1%

Reserve for unfunded lending commitments - beginning	$45	$93	$84	$91	$91	($48)	(52%)	($46)	(51%)	$91	$88	$3	3%
Provision for unfunded lending commitments	(1)	(48)	9	(7)	—	47	98	(1)	(100)	(47)	3	(50)	NM

Reserve for unfunded lending commitments - ending	$44	$45	$93	$84	$91	($1)	(2%)	($47)	(52%)	$44	$91	($47)	(52%)

Total allowance for credit losses - ending	$1,296	$1,308	$1,320	$1,329	$1,333	($12)	(1%)	($37)	(3%)	$1,296	$1,333	($37)	(3%)

Memo: Total allowance for credit losses by product
Commercial	$718	$757	$773	$775	$781	($39)	(5%)	($63)	(8%)	$718	$781	($63)	(8%)
Retail	578	551	547	554	552	27	5	26	5	578	552	26	5

Total allowance for credit losses	$1,296	$1,308	$1,320	$1,329	$1,333	($12)	(1%)	($37)	(3%)	$1,296	$1,333	($37)	(3%)

CAPITAL AND RATIOS

(in millions, except ratio data)

	AS OF									FULL YEAR
						DECEMBER 31, 2019 CHANGE						2019 Change
	Dec 31, 2019	Sept 30, 2019	June 30, 2019	Mar 31, 2019	Dec 31, 2018	Sept 30, 2019		Dec 31, 2018		2019	2018	2018
						$	%	$	%			$	%
CAPITAL RATIOS AND COMPONENTS (PRELIMINARY)
CET1 capital	$14,304	$14,416	$14,629	$14,442	$14,485	($112)	(1%)	($181)	(1%)
Tier 1 capital	15,874	15,549	15,762	15,574	15,325	325	2	549	4
Total capital	18,542	18,237	18,582	18,403	18,157	305	2	385	2
Risk-weighted assets	142,915	140,136	138,879	137,246	136,202	2,779	2	6,713	5
Adjusted average assets[1]	158,782	156,355	155,956	155,171	153,026	2,427	2	5,756	4
CET1 capital ratio	10.0%	10.3%	10.5%	10.5%	10.6%
Tier 1 capital ratio	11.1	11.1	11.3	11.3	11.3
Total capital ratio	13.0	13.0	13.4	13.4	13.3
Tier 1 leverage ratio	10.0	9.9	10.1	10.0	10.0
TANGIBLE COMMON EQUITY (PERIOD-END)
Common stockholders’ equity	$20,631	$20,718	$20,884	$20,399	$19,977	($87)	—%	$654	3%	$20,631	$19,977	$654	3%
Less: Goodwill	7,044	7,044	7,040	7,040	6,923	—	—	121	2	7,044	6,923	121	2
Less: Other intangible assets	68	71	74	80	31	(3)	(4)	37	119	68	31	37	119
Add: Deferred tax liabilities[2]	374	373	371	370	366	1	—	8	2	374	366	8	2

Total tangible common equity	$13,893	$13,976	$14,141	$13,649	$13,389	($83)	(1%)	$504	4%	$13,893	$13,389	$504	4%

TANGIBLE COMMON EQUITY (AVERAGE)
Common stockholders’ equity	$20,400	$20,533	$20,420	$19,942	$19,521	($133)	(1%)	$879	5%	$20,325	$19,645	$680	3%
Less: Goodwill	7,044	7,044	7,040	7,018	6,946	—	—	98	1	7,036	6,912	124	2
Less: Other intangible assets	69	73	80	59	32	(4)	(5)	37	116	71	14	57	NM
Add: Deferred tax liabilities[2]	373	372	370	368	364	1	—	9	2	371	359	12	3

Total tangible common equity	$13,660	$13,788	$13,670	$13,233	$12,907	($128)	(1%)	$753	6%	$13,589	$13,078	$511	4%

INTANGIBLE ASSETS (PERIOD-END)
Goodwill	$7,044	$7,044	$7,040	$7,040	$6,923	$—	—%	$121	2%	$7,044	$6,923	$121	2%
Other intangible assets	68	71	74	80	31	(3)	(4)	37	119	68	31	37	119

Total intangible assets	$7,112	$7,115	$7,114	$7,120	$6,954	($3)	—%	$158	2%	$7,112	$6,954	$158	2%

[1]

Adjusted average assets include quarterly average assets, less deductions for disallowed goodwill and other intangible assets, net of deferred tax liabilities related to tax deductible goodwill, and the accumulated other comprehensive income impact related to the adoption of post-retirement benefit plan guidance under GAAP.

[2]	Deferred tax liabilities relate to tax-deductible goodwill, which is netted against goodwill when calculating tangible common equity.

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS

(in millions, except share, per-share and ratio data)

Key Performance Metrics:

Our Management uses certain key performance metrics (KPMs) to gauge our progress against strategic and operational goals, as well as to compare our performance against peers. The KPMs are referred to in our quarterly earnings materials and other financial reports filed with the Securities and Exchange Commission. The KPMs include:

•	Return on average tangible common equity (ROTCE);
•	Efficiency ratio;
•	Operating leverage; and
•	Common equity tier 1 capital ratio.

Established targets for the KPMs are based on Management-reporting results which are currently referred to by the Company as “Underlying” results. We believe that Underlying results, which exclude notable items, provide the best representation of our underlying financial progress toward the KPMs as the results exclude items that our Management does not consider indicative of our on-going financial performance. KPMs that reflect Underlying results are considered non-GAAP financial measures.

Non-GAAP Financial Measures

This document contains non-GAAP financial measures denoted as Underlying results. In historical periods, these results may have been referred to as Adjusted or Adjusted/Underlying results. Underlying results for any given reporting period exclude certain items that may occur in that period which Management does not consider indicative of the Company’s on-going financial performance. We believe these non-GAAP financial measures provide useful information to investors because they are used by our Management to evaluate our operating performance and make day-to-day operating decisions. In addition, we believe our Underlying results in any given reporting period reflect our on-going financial performance in that period and, accordingly, are useful to consider in addition to our GAAP financial results. We further believe the presentation of Underlying results increases comparability of period-to-period results. The following tables present reconciliations of our non-GAAP measures to the most directly comparable GAAP financial measures.

Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Accordingly, our non-GAAP financial measures may not be comparable to similar measures used by such companies. We caution investors not to place undue reliance on such non-GAAP financial measures, but to consider them with the most directly comparable GAAP measures. Non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as a substitute for our results reported under GAAP.

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED

(in millions, except share, per-share and ratio data)

		QUARTERLY TRENDS									FULL YEAR
							4Q19 Change						2019 Change
		4Q19	3Q19	2Q19	1Q19	4Q18	3Q19		4Q18		2019	2018	2018
							$	%	$	%			$	%
Noninterest income, Underlying:
Noninterest income (GAAP)	A	$494	$493	$462	$428	$421	$1	—%	$73	17%	$1,877	$1,596	$281	18%
Less: Notable items		—	—	—	—	(5)	—	—	5	100	—	(5)	5	100

Noninterest income, Underlying (non-GAAP)	B	$494	$493	$462	$428	$426	$1	—%	$68	16%	$1,877	$1,601	$276	17%

Total revenue, Underlying:
Total revenue (GAAP)	C	$1,637	$1,638	$1,628	$1,588	$1,593	($1)	—%	$44	3%	$6,491	$6,128	$363	6%
Less: Notable items		—	—	—	—	(5)	—	—	5	100	—	(5)	5	100

Total revenue, Underlying (non-GAAP)	D	$1,637	$1,638	$1,628	$1,588	$1,598	($1)	—%	$39	2%	$6,491	$6,133	$358	6%

Noninterest expense, Underlying:
Noninterest expense (GAAP)	E	$986	$973	$951	$937	$951	$13	1%	$35	4%	$3,847	$3,619	$228	6%
Less: Notable items		37	19	7	5	45	18	95	(8)	(18)	68	54	14	26

Noninterest expense, Underlying (non-GAAP)	F	$949	$954	$944	$932	$906	($5)	(1%)	$43	5%	$3,779	$3,565	$214	6%

Pre-provision profit:
Total revenue (GAAP)	C	$1,637	$1,638	$1,628	$1,588	$1,593	($1)	—%	$44	3%	$6,491	$6,128	$363	6%
Less: Noninterest expense (GAAP)	E	986	973	951	937	951	13	1	35	4	3,847	3,619	228	6

Pre-provision profit (GAAP)		$651	$665	$677	$651	$642	($14)	(2%)	$9	1%	$2,644	$2,509	$135	5%

Pre-provision profit, Underlying:
Total revenue, Underlying (non-GAAP)	D	$1,637	$1,638	$1,628	$1,588	$1,598	($1)	—%	$39	2%	$6,491	$6,133	$358	6%
Less: Noninterest expense, Underlying (non-GAAP)	F	949	954	944	932	906	(5)	(1)	43	5	3,779	3,565	214	6

Pre-provision profit, Underlying (non-GAAP)		$688	$684	$684	$656	$692	$4	1%	($4)	(1%)	$2,712	$2,568	$144	6%

Income before income tax expense, Underlying:
Income before income tax expense (GAAP)	G	$541	$564	$580	$566	$557	($23)	(4%)	($16)	(3%)	$2,251	$2,183	$68	3%
Less: Income (expense) before income tax expense (benefit) related to notable items		(37)	(19)	(7)	(5)	(50)	(18)	(95)	13	26	(68)	(59)	(9)	(15)

Income before income tax expense, Underlying (non-GAAP)	H	$578	$583	$587	$571	$607	($5)	(1%)	($29)	(5%)	$2,319	$2,242	$77	3%

Income tax expense, Underlying:
Income tax expense (benefit) (GAAP)	I	$91	$115	$127	$127	$92	($24)	(21%)	($1)	(1%)	$460	$462	($2)	—%
Less: Income tax expense (benefit) related to notable items		(33)	(15)	(2)	(1)	(41)	(18)	(120)	8	20	(51)	(43)	(8)	(19)

Income tax expense, Underlying (non-GAAP)	J	$124	$130	$129	$128	$133	($6)	(5%)	($9)	(7%)	$511	$505	$6	1%

Net income, Underlying:
Net income (GAAP)	K	$450	$449	$453	$439	$465	$1	—%	($15)	(3%)	$1,791	$1,721	$70	4%
Add: Notable items, net of income tax expense (benefit)		4	4	5	4	9	—	—	(5)	(56)	17	16	1	6

Net income, Underlying (non-GAAP)	L	$454	$453	$458	$443	$474	$1	—%	($20)	(4%)	$1,808	$1,737	$71	4%

Net income available to common stockholders, Underlying:
Net income available to common stockholders (GAAP)	M	$427	$432	$435	$424	$450	($5)	(1%)	($23)	(5%)	$1,718	$1,692	$26	2%
Add: Notable items, net of income tax expense (benefit)		4	4	5	4	9	—	—	(5)	(56)	17	16	1	6

Net income available to common stockholders, Underlying (non-GAAP)	N	$431	$436	$440	$428	$459	($5)	(1%)	($28)	(6%)	$1,735	$1,708	$27	2%

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED

(in millions, except share, per-share and ratio data)

		QUARTERLY TRENDS											FULL YEAR
							4Q19 Change								2019 Change
		4Q19	3Q19	2Q19	1Q19	4Q18	3Q19			4Q18			2019	2018	2018
							$/bps		%	$/bps		%			$/bps		%
Operating leverage:
Total revenue (GAAP)	C	$1,637	$1,638	$1,628	$1,588	$1,593	($1)		(0.14%)	$44		2.73%	$6,491	$6,128	$363		5.91%
Less: Noninterest expense (GAAP)	E	986	973	951	937	951	13		1.33	35		3.74	3,847	3,619	228		6.30

Operating leverage									(1.47%)			(1.01%)					(0.39%)

Operating leverage, Underlying:
Total revenue, Underlying (non-GAAP)	D	$1,637	$1,638	$1,628	$1,588	$1,598	($1)		(0.14%)	$39		2.41%	$6,491	$6,133	$358		5.83%
Less: Noninterest expense, Underlying (non-GAAP)	F	949	954	944	932	906	(5)		(0.49)	43		4.79	3,779	3,565	214		6.00

Operating leverage, Underlying (non-GAAP)									0.35%			(2.38%)					(0.17%)

Efficiency ratio and efficiency ratio, Underlying:
Efficiency ratio	E/C	60.28%	59.40%	58.41%	59.00%	59.69%	88	bps		59	bps		59.28%	59.06%	22	bps
Efficiency ratio, Underlying (non-GAAP)	F/D	58.02	58.22	58.02	58.67	56.70	(20	) bps		132	bps		58.23	58.13	10	bps
Noninterest income as a % of total revenue, Underlying:
Noninterest income as a % of total revenue	A/C	30%	30%	28%	27%	26%	—	bps		400	bps		29%	26%	300	bps
Noninterest income as a % of total revenue, Underlying	B/D	30	30	28	27	27	—	bps		300	bps		29	26	300	bps
Effective income tax rate and effective income tax rate, Underlying:
Effective income tax rate	I/G	16.76%	20.46%	21.86%	22.42%	16.45%	(370	) bps		31	bps		20.43%	21.16%	(73	) bps
Effective income tax rate, Underlying (non-GAAP)	J/H	21.52	22.29	21.89	22.44	21.91	(77	) bps		(39	) bps		22.03	22.55	(52	) bps
Return on average common equity and return on average common equity, Underlying:
Average common equity (GAAP)	O	$20,400	$20,533	$20,420	$19,942	$19,521	($133)		(1%)	$879		5%	$20,325	$19,645	$680		3%
Return on average common equity	M/O	8.30%	8.35%	8.54%	8.62%	9.16%	(5	) bps		(86	) bps		8.45%	8.62%	(17	) bps
Return on average common equity, Underlying (non-GAAP)	N/O	8.36	8.45	8.63	8.71	9.33	(9	) bps		(97	) bps		8.53	8.69	(16	) bps
Return on average tangible common equity and return on average tangible common equity, Underlying:
Average common equity (GAAP)	O	$20,400	$20,533	$20,420	$19,942	$19,521	($133)		(1%)	$879		5%	$20,325	$19,645	$680		3%
Less: Average goodwill (GAAP)		7,044	7,044	7,040	7,018	6,946	—		—	98		1	7,036	6,912	124		2
Less: Average other intangibles (GAAP)		69	73	80	59	32	(4)		(5)	37		116	71	14	57		NM
Add: Average deferred tax liabilities related to goodwill (GAAP)		373	372	370	368	364	1		—	9		2	371	359	12		3

Average tangible common equity	P	$13,660	$13,788	$13,670	$13,233	$12,907	($128)		(1%)	$753		6%	$13,589	$13,078	$511		4%

Return on average tangible common equity	M/P	12.39%	12.44%	12.75%	13.00%	13.85%	(5	) bps		(146	) bps		12.64%	12.94%	(30	) bps
Return on average tangible common equity, Underlying (non-GAAP)	N/P	12.49	12.58	12.89	13.12	14.11	(9	) bps		(162	) bps		12.76	13.06	(30	) bps
Return on average total assets and return on average total assets, Underlying:
Average total assets (GAAP)	Q	$164,646	$162,110	$161,489	$160,415	$157,732	$2,536		2%	$6,914		4%	$162,176	$154,553	$7,623		5%
Return on average total assets	K/Q	1.08%	1.10%	1.13%	1.11%	1.17%	(2	) bps		(9	) bps		1.10%	1.11%	(1	) bps
Return on average total assets, Underlying (non-GAAP)	L/Q	1.09	1.11	1.14	1.12	1.19	(2	) bps		(10	) bps		1.11	1.12	(1	) bps

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED

(in millions, except share, per-share and ratio data)

		QUARTERLY TRENDS											FULL YEAR
							4Q19 Change								2019 Change
		4Q19	3Q19	2Q19	1Q19	4Q18	3Q19			4Q18			2019	2018	2018
							$/bps		%	$/bps		%			$/bps		%
Return on average total tangible assets and return on average total tangible assets, Underlying:
Average total assets (GAAP)	Q	$164,646	$162,110	$161,489	$160,415	$157,732	$2,536		2%	$6,914		4%	$162,176	$154,553	$7,623		5%
Less: Average goodwill (GAAP)		7,044	7,044	7,040	7,018	6,946	—		—	98		1	7,036	6,912	124		2
Less: Average other intangibles (GAAP)		69	73	80	59	32	(4)		(5)	37		116	71	14	57		NM
Add: Average deferred tax liabilities related to goodwill (GAAP)		373	372	370	368	364	1		—	9		2	371	359	12		3

Average tangible assets	R	$157,906	$155,365	$154,739	$153,706	$151,118	$2,541		2%	$6,788		4%	$155,440	$147,986	$7,454		5%

Return on average total tangible assets	K/R	1.13%	1.15%	1.17%	1.16%	1.22%	(2	) bps		(9	) bps		1.15%	1.16%	(1	) bps
Return on average total tangible assets, Underlying (non-GAAP)	L/R	1.14	1.16	1.19	1.17	1.24	(2	) bps		(10	) bps		1.16	1.17	(1	) bps
Tangible book value per common share:
Common shares - at period-end (GAAP)	S	433,121,083	443,913,525	457,903,826	461,116,723	466,007,984	(10,792,442)		(2%)	(32,886,901)		(7%)	433,121,083	466,007,984	(32,886,901)		(7%)
Common stockholders’ equity (GAAP)		$20,631	$20,718	$20,884	$20,399	$19,977	($87)		—	$654		3	$20,631	$19,977	$654		3
Less: Goodwill (GAAP)		7,044	7,044	7,040	7,040	6,923	—		—	121		2	7,044	6,923	121		2
Less: Other intangible assets (GAAP)		68	71	74	80	31	(3)		(4)	37		119	68	31	37		119
Add: Deferred tax liabilities related to goodwill (GAAP)		374	373	371	370	366	1		—	8		2	374	366	8		2

Tangible common equity	T	$13,893	$13,976	$14,141	$13,649	$13,389	($83)		(1%)	$504		4%	$13,893	$13,389	$504		4%

Tangible book value per common share	T/S	$32.08	$31.48	$30.88	$29.60	$28.73	$0.60		2%	$3.35		12%	$32.08	$28.73	$3.35		12%
Net income per average common share - basic and diluted and net income per average common share - basic and diluted, Underlying:
Average common shares outstanding - basic (GAAP)	U	434,684,606	445,703,987	458,154,335	460,713,172	467,338,825	(11,019,381)		(2%)	(32,654,219)		(7%)	449,731,453	478,822,072	(29,090,619)		(6%)
Average common shares outstanding - diluted (GAAP)	V	436,500,829	447,134,595	459,304,224	462,520,680	469,103,134	(10,633,766)		(2)	(32,602,305)		(7)	451,213,701	480,430,741	(29,217,040)		(6)
Net income per average common share - basic (GAAP)	M/U	$0.98	$0.97	$0.95	$0.92	$0.96	$0.01		1	$0.02		2	$3.82	$3.54	$0.28		8
Net income per average common share - diluted (GAAP)	M/V	0.98	0.97	0.95	0.92	0.96	0.01		1	0.02		2	3.81	3.52	0.29		8
Net income per average common share - basic, Underlying (non-GAAP)	N/U	0.99	0.98	0.96	0.93	0.98	0.01		1	0.01		1	3.86	3.57	0.29		8
Net income per average common share - diluted, Underlying (non-GAAP)	N/V	0.99	0.98	0.96	0.93	0.98	0.01		1	0.01		1	3.84	3.56	0.28		8
Dividend payout ratio and dividend payout ratio, Underlying:
Cash dividends declared and paid per common share	W	$0.36	$0.36	$0.32	$0.32	$0.27	$—		—%	$0.09		33%	$1.36	$0.98	$0.38		39%
Dividend payout ratio	W/(M/U)	37%	37%	34%	35%	28%	—	bps		900	bps		36%	28%	800	bps
Dividend payout ratio, Underlying (non-GAAP)	W/(N/U)	36	37	33	34	27	(100	) bps		900	bps		35	27	800	bps

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED

(in millions, except share, per-share and ratio data)

	QUARTERLY TRENDS									FULL YEAR
						4Q19 Change						2019 Change
	4Q19	3Q19	2Q19	1Q19	4Q18	3Q19		4Q18		2019	2018	2018
						$	%	$	%			$/bps	%
Mortgage banking fees, Underlying:
Mortgage banking fees (GAAP)	$80	$117	$62	$43	$51	($37)	(32%)	$29	57%	$302	$152	$150	99%
Less: Notable items	—	—	—	—	(4)	—	—	4	100	—	(4)	4	100

Mortgage banking fees, Underlying (non-GAAP)	$80	$117	$62	$43	$55	($37)	(32%)	$25	45%	$302	$156	$146	94%

Other income, Underlying:
Other income (GAAP)	$16	$20	$28	$25	$15	($4)	(20%)	$1	7%	$89	$64	$25	39%
Less: Notable items	—	—	—	—	(1)	—	—	1	100	—	(1)	1	100

Other income, Underlying (non-GAAP)	$16	$20	$28	$25	$16	($4)	(20%)	$—	—%	$89	$65	$24	37%

Salaries and employee benefits, Underlying:
Salaries and employee benefits (GAAP)	$502	$508	$507	$509	$483	($6)	(1%)	$19	4%	$2,026	$1,880	$146	8%
Less: Notable items	6	5	2	1	6	1	20	—	—	14	11	3	27

Salaries and employee benefits, Underlying (non-GAAP)	$496	$503	$505	$508	$477	($7)	(1%)	$19	4%	$2,012	$1,869	$143	8%

Equipment and software expense, Underlying[1]:
Equipment and software expense (GAAP)	$133	$130	$126	$125	$124	$3	2%	$9	7%	$514	$464	$50	11%
Less: Notable items	3	—	—	—	3	3	100	—	—	3	3	—	—

Equipment and software expense, Underlying (non-GAAP)	$130	$130	$126	$125	$121	$—	—%	$9	7%	$511	$461	$50	11%

Outside services, Underlying:
Outside services (GAAP)	$142	$128	$118	$110	$135	$14	11%	$7	5%	$498	$447	$51	11%
Less: Notable items	20	14	5	4	19	6	43	1	5	43	20	23	115

Outside services, Underlying (non-GAAP)	$122	$114	$113	$106	$116	$8	7%	$6	5%	$455	$427	$28	7%

Occupancy, Underlying:
Occupancy (GAAP)	$88	$80	$82	$83	$92	$8	10%	($4)	(4%)	$333	$333	$—	—%
Less: Notable items	8	—	—	—	16	8	100	(8)	(50)	8	16	(8)	(50)

Occupancy, Underlying (non-GAAP)	$80	$80	$82	$83	$76	$—	—%	$4	5%	$325	$317	$8	3%

Other operating expense, Underlying:
Other operating expense (GAAP)	$121	$127	$118	$110	$117	($6)	(5%)	$4	3%	$476	$495	($19)	(4%)
Less: Notable items	—	—	—	—	1	—	—	(1)	(100)	—	4	(4)	(100)

Other operating expense, Underlying (non-GAAP)	$121	$127	$118	$110	$116	($6)	(5%)	$5	4%	$476	$491	($15)	(3%)

[1]

Beginning in the first quarter of 2019, we combined our presentation of equipment expense and amortization of software into equipment and software expense. Prior periods have been adjusted to conform with the current period presentation.

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - SEGMENTS

(in millions, except ratio data)

		FOURTH QUARTER 2019				THIRD QUARTER 2019				SECOND QUARTER 2019
		Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated
Net income (loss) available to common stockholders:
Net income	A	$209	$231	$10	$450	$251	$196	$2	$449	$213	$216	$24	$453
Less: Preferred stock dividends		—	—	23	23	—	—	17	17	—	—	18	18

Net income (loss) available to common stockholders	B	$209	$231	($13)	$427	$251	$196	($15)	$432	$213	$216	$6	$435

Return on average total tangible assets:
Average total assets (GAAP)		$68,069	$56,407	$40,170	$164,646	$66,365	$55,614	$40,131	$162,110	$65,485	$56,135	$39,869	$161,489
Less: Average goodwill (GAAP)		122	46	6,876	7,044	122	46	6,876	7,044	119	45	6,876	7,040
Average other intangibles (GAAP)		63	6	—	69	66	7	—	73	73	7	—	80
Add: Average deferred tax liabilities related to goodwill (GAAP)		1	1	371	373	1	1	370	372	—	—	370	370

Average tangible assets	C	$67,885	$56,356	$33,665	$157,906	$66,178	$55,562	$33,625	$155,365	$65,293	$56,083	$33,363	$154,739

Return on average total tangible assets	A/C	1.22%	1.63%	NM	1.13%	1.50%	1.40%	NM	1.15%	1.31%	1.54%	NM	1.17%
Efficiency ratio:
Noninterest expense (GAAP)	D	$718	$219	$49	$986	$718	$213	$42	$973	$715	$217	$19	$951
Net interest income (GAAP)		796	363	(16)	1,143	799	360	(14)	1,145	799	371	(4)	1,166
Noninterest income (GAAP)		296	175	23	494	336	133	24	493	277	149	36	462

Total revenue (GAAP)	E	$1,092	$538	$7	$1,637	$1,135	$493	$10	$1,638	$1,076	$520	$32	$1,628

Efficiency ratio	D/E	65.74%	40.60%	NM	60.28%	63.28%	43.35%	NM	59.40%	66.43%	41.58%	NM	58.41%

		FIRST QUARTER 2019				FOURTH QUARTER 2018
		Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated
Net income (loss) available to common stockholders:
Net income	A	$202	$227	$10	$439	$193	$241	$31	$465
Less: Preferred stock dividends		—	—	15	15	—	—	15	15

Net income (loss) available to common stockholders	B	$202	$227	($5)	$424	$193	$241	$16	$450

Return on average total tangible assets:
Average total assets (GAAP)		$65,007	$55,630	$39,778	$160,415	$64,187	$53,970	$39,575	$157,732
Less: Average goodwill (GAAP)		119	23	6,876	7,018	59	11	6,876	6,946
Average other intangibles (GAAP)		55	4	—	59	30	2	—	32
Add: Average deferred tax liabilities related to goodwill (GAAP)		—	—	368	368	—	—	364	364

Average tangible assets	C	$64,833	$55,603	$33,270	$153,706	$64,098	$53,957	$33,063	$151,118

Return on average total tangible assets	A/C	1.26%	1.66%	NM	1.16%	1.19%	1.78%	NM	1.22%
Efficiency ratio:
Noninterest expense (GAAP)	D	$700	$209	$28	$937	$723	$203	$25	$951
Net interest income (GAAP)		788	372	—	1,160	796	384	(8)	1,172
Noninterest income (GAAP)		247	150	31	428	265	140	16	421

Total revenue (GAAP)	E	$1,035	$522	$31	$1,588	$1,061	$524	$8	$1,593

Efficiency ratio	D/E	67.62%	40.11%	NM	59.00%	68.22%	38.73%	NM	59.69%

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - SEGMENTS (CONTINUED)

(in millions, except ratio data)

		FULL YEAR
		2019				2018
		Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated
Net income (loss) available to common stockholders:
Net income	A	$875	$870	$46	$1,791	$767	$927	$27	$1,721
Less: Preferred stock dividends		—	—	73	73	—	—	29	29

Net income (loss) available to common stockholders	B	$875	$870	($27)	$1,718	$767	$927	($2)	$1,692

Return on average total tangible assets:
Average total assets (GAAP)		$66,240	$55,947	$39,989	$162,176	$62,444	$52,362	$39,747	$154,553
Less: Average goodwill (GAAP)		120	40	6,876	7,036	25	11	6,876	6,912
Average other intangibles (GAAP)		65	6	—	71	12	2	—	14
Add: Average deferred tax liabilities related to goodwill (GAAP)		—	—	371	371	—	—	359	359

Average tangible assets	C	$66,055	$55,901	$33,484	$155,440	$62,407	$52,349	$33,230	$147,986

Return on average total tangible assets	A/C	1.32%	1.56%	NM	1.15%	1.23%	1.77%	NM	1.16%
Efficiency ratio:
Noninterest expense (GAAP)	D	$2,851	$858	$138	$3,847	$2,723	$813	$83	$3,619
Net interest income (GAAP)		3,182	1,466	(34)	4,614	3,064	1,497	(29)	4,532
Noninterest income (GAAP)		1,156	607	114	1,877	973	545	78	1,596

Total revenue (GAAP)	E	$4,338	$2,073	$80	$6,491	$4,037	$2,042	$49	$6,128

Efficiency ratio	D/E	65.72%	41.38%	NM	59.28%	67.47%	39.80%	NM	59.06%